HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042       HV-3574 - PremierSolutions Standard

333-72042       HV-5244 - PremierSolutions Standard (Series II)

333-72042       HV-5776 - PremierSolutions Cornerstone

333-72042       HV-5795 - PremierSolutions Standard (Series A)

333-72042       HV-6775 - PremierSolutions Cornerstone (Series II)

333-72042       HV-6779 - PremierSolutions Standard (Series A-II)

333-151805     HV-6776 - Premier InnovationsSM

333-151805     HV-6777 - Hartford 403(b) Cornerstone Innovations

333-151805     HV-6778 - Premier InnovationsSM (Series II)

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Supplement dated June 20, 2016 to your Prospectus

FUND REORGANIZATION

LKCM AQUINAS GROWTH FUND

At a shareholders’ meeting, which will be held on July 20, 2016, shareholders will be asked to approve the proposal to reorganize the LKCM Aquinas Growth Fund (“Merging Fund”), a series of the LKCM Funds (the “Trust”) into the LKCM Aquinas Value Fund (“Acquiring Fund”), another series of the Trust (the “Reorganization”).  If the proposed Reorganization is approved, all assets of the Merging Fund will be transferred into the Acquiring Fund and the Acquiring Fund will assume all of the liabilities of the Merging Fund.  Shareholders of the Merging Fund will receive shares of the Acquiring Fund.  The Reorganization is expected to close on or about July 29, 2016 (“Closing Date”).

As a result of the Reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the Closing Date, any transaction that includes an allocation to the Merging Fund Sub-Account will be allocated automatically to the Acquiring Fund Sub-Account.

Prior to the date of the Reorganization, you are permitted to make one special transfer of all your Participant Account invested in the Merging Fund Sub-Account to other available Sub-Accounts.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Participants who are automatically transferred to the Acquiring Fund Sub-Account as a result of the Reorganization will be permitted to make one special transfer out of the Acquiring Fund Sub-Account to other available Sub-Accounts until 60 days after the date of the Reorganization.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Effective as of the Closing Date, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will terminate automatically.

In the event that the proposed Reorganization is approved, effective as of the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.